UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PREDICTIVE ONCOLOGY INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PREDICTIVE ONCOLOGY INC.

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

Telephone: (412) 432-1500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 28, 2023

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Predictive Oncology Inc. (the “Company”) on December 28, 2023, at 12:00 PM (Eastern Time) at the offices of DLA Piper LLP (US) at 1001 Liberty Avenue, Suite 500, Pittsburgh, Pennsylvania, 15222 for the following purposes:

1.	To elect three Class II directors to hold office until the 2026 Annual Meeting of Stockholders;
2.	To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);
3.	To vote on a proposal to approve the 2023 Equity Incentive Plan (the “Plan Proposal”);
4.	To vote on a non-binding advisory resolution to approve compensation of the Company’s executive officers as disclosed in the proxy statement accompanying this Notice; and
5.	To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is November 14, 2023. Only stockholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,
/s/ Raymond Vennare
Raymond Vennare
Chief Executive Officer

Pittsburgh, Pennsylvania

December 5, 2023

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may vote your proxy over the Internet or by completing and returning the proxy card mailed to you. Voting instructions are printed on your proxy card and included in the proxy statement. Any stockholder attending the meeting may vote in person, even if you have previously submitted your vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 28, 2023:

The Notice of Annual Meeting of Stockholders, the Proxy Statement and form of proxy card for the Annual meeting are available at www.annualgeneralmeetings.com/poai/2023/.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	1

PROPOSAL NO. 1: ELECTION OF DIRECTORS	6

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	9

RELATED PARTY TRANSACTIONS	13

EQUITY COMPENSATION PLAN INFORMATION	13

EXECUTIVE COMPENSATION	15

DIRECTOR COMPENSATION	21

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	25

PROPOSAL No. 3: APPROVAL OF 2023 EQUITY INCENTIVE PLAN	27

Proposal no. 4: “Say-On-Pay” Vote	31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	32

FORM 10-K	33

OTHER MATTERS	33

PREDICTIVE ONCOLOGY INC.

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania

Telephone: (412) 432-1500

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 28, 2023

QUESTIONS AND ANSWERS

Who is soliciting my vote?

The Board of Directors (the “Board of Directors” or the “Board”) of Predictive Oncology Inc. (“Predictive” or the “Company”) is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on December 28, 2023, at 12:00PM (Eastern Time), at the offices of DLA Piper LLP (US) at 1001 Liberty Avenue, Suite 500, 15222, including any adjournments or postponements of the Annual Meeting.

Am I allowed to attend the Annual Meeting in person?

Stockholders may attend the Annual Meeting in person. Any stockholder who desires to attend in person is kindly asked to provide advance written notice to secretary@predictive-oncology.com. If you would like directions to the offices of DLA Piper LLP (US), please call (412) 432-1500.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on November 14, 2023, will be entitled to vote at the Annual Meeting. On the record date, there were 4,063,081 shares of common stock outstanding and entitled to vote. A list of stockholders, as of the record date, will be available for inspection for the ten days prior to the Annual Meeting. If you would like to inspect the stockholder list, contact us at secretary@predictive-oncology.com.

Stockholder of Record: Shares Registered in Your Name

If, on November 14, 2023, your shares were registered directly in your name with the Company’s transfer agent, Pacific Stock Transfer, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares electronically over the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time, as instructed below.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on November 14, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

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What am I voting on?

There are four matters scheduled for a vote:

1.	The election of three Class II directors to hold office until the 2026 Annual Meeting of Stockholders;
2.	Ratification of the appointment of BDO USA, P.C.as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”)
3.	A proposal to adopt the 2023 Equity Incentive Plan (the “Plan Proposal”);
4.	A non-binding advisory resolution to approve compensation of the Company’s executive officers as disclosed in the proxy statement accompanying this Notice; and

We may also transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

How do I vote?

For Proposal No. 1, you may either vote “FOR” the nominee to the Board of Directors or you may “Withhold” your vote for the nominee. With respect to Proposals 2, 3 and 4, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote your shares even if you have already voted by proxy.

•	To vote online before the Annual Meeting, go to www.annualgeneralmeetings.com/poai and transmit your voting instructions up until 11:59 p.m. Eastern time on December 27, 2023. Be sure to have your proxy card available and follow the instructions given on the secure website.

•	To vote using a proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive proxy materials and voting instructions from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is submitted to your broker or bank. To vote in real time at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 14, 2023.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted “For” the directors nominated for re-election in Proposal No. 1, and “For” Proposals 2, 3 and 4. If you are a stockholder of record and do not vote over the Internet or by completing your proxy card, by voting at the annual meeting, your shares will not be voted.

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Who is the Company’s proxy solicitor, and who is paying for this proxy solicitation?

The Company has retained Morrow Sodali (“Morrow”), an independent proxy solicitation firm, to assist in soliciting proxies on our behalf. We have agreed to pay Morrow a fee of $15,000, plus out-of-pocket expenses, for these services. We bear all proxy solicitation costs. If stockholders need assistance with casting or changing their vote, they should contact our proxy solicitor at (800) 662-5600.

In addition, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Are proxy materials available on the Internet?

Proxy materials for the Annual Meeting are available at www.annualgeneralmeetings.com/poai.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may send a written notice to the secretary of the Company before the Annual Meeting stating that you would like to revoke your proxy.

•	If you have signed and returned a paper proxy card, you may sign a new proxy card bearing a later date and submit it as instructed above.

•	If you have voted over the Internet, you may cast a new vote over the Internet as instructed above.

You may attend the Annual Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Is cumulative voting permitted for the election of directors?

No. You will not be permitted to cumulate your votes for the election of directors. Under Delaware law, stockholders are not entitled to cumulative voting rights unless a corporation’s certificate of incorporation explicitly authorizes such rights. The Company’s certificate of incorporation does not authorize cumulative voting rights for stockholders.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered “routine,” but not with respect to “non-routine” matters. Proposal No. 2 is considered routine under the NYSE rules. All other proposals are matters considered non-routine by the New York Stock Exchange, and therefore, there may be broker non-votes on these proposals.

How are votes counted and how many votes are needed to approve each proposal?

•	For Proposal No. 1, the election of three Class II directors, the nominees receiving the most “For” votes (from the holders of shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 1) will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect on the outcome of Proposal 1.

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•	For Proposal No. 2, approval of auditors, to be approved, Proposal No. 2 must receive a “For” vote from majority of shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 2. Abstentions will be counted towards the vote total for Proposal 2 and will have the same effect as “Against” votes. No broker non-votes are expected on Proposal No. 2.

•	For Proposal No. 3, adopting the 2023 Equity Incentive Plan, Proposal No. 3 must receive a “For” vote from a majority of the shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 3. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect on approval of Proposal No. 3.

•	For Proposal No. 4, voting on a non-binding advisory resolution on executive compensation, Proposal No. 4 must receive a “For” vote from a majority of shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 4. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect on approval of Proposal No. 4.

Because Proposal No. 4 is advisory only, the outcome of this vote will not be binding upon the Company or the Board of Directors. However, we value stockholders’ opinions, and we will consider the outcome of that vote when determining future executive compensation arrangements.

What is the quorum requirement?

A quorum of the Company’s stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares are present at the meeting or represented by proxy. On the record date, there were 4,063,081 shares of common stock outstanding and entitled to vote. Thus, the holders of 1,357,069 shares of common stock must be present at the meeting or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in real time at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the Annual Meeting.

When are stockholder proposals due for the 2024 Annual Meeting?

If you would like to present a proposal for consideration to be included in the proxy materials for the 2024 annual meeting of stockholders, you must comply with Rule 14a-8 under the Exchange Act and the advance notice provisions of our Amended and Restated Bylaws. You must also make sure that we receive your proposal at our executive offices (sent c/o Secretary) no later than August 8, 2024 if the 2024 annual meeting is held within 30 days of December 28, 2024. If the 2024 annual meeting is not held within 30 days of such date, then we will disclose the deadline for such proposals, if different.

If you would like to recommend a person for consideration as a nominee for election as a director at the 2024 Annual Meeting of Stockholders, you must comply with the advance notice provisions of our Second Amended and Restated Bylaws. These provisions require that we receive your nomination at our executive offices (sent c/o Secretary) no earlier than September 29, 2024 and no later than October 29, 2024. If the Annual Meeting is not held within 30 days of December 28, 2024, then the Company will disclose the deadline for such proposals, if different.

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If you would like to present a proposal at the 2024 Annual Meeting of Stockholders without including it in our proxy statement, you must comply with the advance notice provisions of our Second Amended and Restated Bylaws. These provisions require that we receive your proposal at our executive offices (sent c/o Secretary) no earlier than September 29, 2024 and no later than October 29, 2024. If the Annual Meeting is not held within 30 days of December 28, 2024, then the Company will disclose the deadline for such proposals, if different.

If the presiding officer at the 2024 Annual Meeting of Stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our Second Amended and Restated Bylaws, the proposal or nomination will be ruled out of order and not acted upon.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors shall be comprised of such number of directors as determined by the Board, and directors need not be stockholders of the Company. The Board is divided into three classes, and one class is elected each year at the Annual Meeting of Stockholders for a term of three years. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term and until the director’s successor is elected and qualified.

The directors of the Company do not have a definite term of office and each director serves until his or her successor is elected and duly qualified. The Board has established a Nominating and Governance Committee which considers director candidates, including those recommended by stockholders, and recommends candidates to the full Board for approval. To nominate a director, stockholders must submit such nomination in writing to our Secretary at 91 43rd Street, Suite 110, Pittsburgh, Pennsylvania 15201

The terms of the Class II directors are scheduled to expire on the date of the upcoming Annual Meeting. Based on the recommendation of the Nominating and Governance Committee, the Board’s nominees for election by the stockholders are Gregory S. St. Clair, Sr., Nancy Chung-Welch, Ph.D., and Matthew J. Hawryluk, Ph.D. If elected, each nominee will serve as a director until the 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal. The terms of the Class III and Class I directors are scheduled to expire on the date of the Company’s 2024 and 2025 annual stockholders meetings, respectively. The Board is currently comprised of seven sitting directors.

Set forth below are the biographies of each director, as well as a discussion of the experience, qualifications, attributes and skills that led the Board to conclude that each person nominated to serve or currently serving on the Board should serve as a director. In addition to the information presented below, we believe that the nominees meet the minimum qualifications established by the Nominating and Governance Committee.

Name	Age (1)	Position	Director Class

Raymond F. Vennare	71	Director, CEO, Chairman of the Board	Class III
Daniel E. Handley, M.S., Ph.D.	63	Director	Class I
Gregory S. St. Clair, Sr.	57	Director	Class II
Chuck Nuzum	75	Director	Class I
Nancy Chung-Welch, Ph.D.	63	Director	Class II
Matthew J. Hawryluk, Ph.D.	45	Director	Class II
Veena Rao, Ph.D.	56	Director	Class III

(1)	As of the date of this proxy statement

Nominees for Class II Directors for a Three-Year Term Ending at the 2026 Annual Meeting

Gregory S. St. Clair, Sr. Mr. St. Clair was appointed to the Board on July 9, 2020. He is the Founder and Managing Member of SunStone Consulting, LLC, a healthcare consulting firm that has served healthcare providers throughout the United States since 2002. As frequently sought experts on issues related to compliance, reimbursement and revenue integrity, Mr. St. Clair and his team are constantly on-call to assist clients as they address financial challenges through creative solutions to the nation’s health systems. He is a nationally recognized expert by government regulators and health law attorneys regarding reimbursement and compliance matters. Previously, Mr. St. Clair worked as a national vice president for CGI, ImrGlobal, and Orion Consulting and as national director for Coopers & Lybrand. He holds a B.A. in Accounting and Finance from Juniata College in Huntington, Pennsylvania.

Nancy Chung-Welch, Ph.D. Dr. Chung-Welch was appointed to the Board on July 9, 2020. She is currently an independent consultant advising life science companies and their institutional investors on life science companies, technologies and industries with an emphasis on the research product/tools market. Previously she was a Director, Business Development at Cell Signaling Technology and was Director, Business Development at Thermo Fisher Scientific and Technical Marketing Manager for Fisher Scientific. She has over 25 years of marketing and business development experience in the life sciences market. Dr. Chung-Welch has a balanced blend of business and technical/analytical strengths to provide sound foundation for technology/IP assessments and external partnerships. She has a strong record of domestic and international experience in business and customer needs analysis, technology assessment, licensing, distribution deals, partnerships, strategic alliances, strategic customer relationships, mergers/acquisitions. She previously served as Instructor in Surgery and Assistant in Physiology at Harvard Medical School and the Massachusetts General Hospital with expertise in basic science research, including cell biology, tissue culture, vascular physiology, genomics, proteomics, and lab automation applications. She is also a hands-on marketing executive and has conceptualized, launched, and managed products and services in the laboratory, medical, biotech/pharma, academic and government markets. She received her Ph.D. in Vascular Physiology and Cell Biology from Boston University.

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Matthew J. Hawryluk, Ph.D. Dr. Hawryluk was appointed to the Board on November 29, 2022. He has served as Executive Vice President and Chief Business Officer of Gritstone bio, Inc. since November 2015. Since March 2020, Dr. Hawryluk has served as an Advisory Board Member of PathAI, Inc. Prior to Gritstone, from April 2011 to October 2015, Dr. Hawryluk held positions of increasing responsibility at Foundation Medicine, Inc., then a public molecular diagnostics company (subsequently acquired by Roche), most recently serving as Vice President, Corporate and Business Development. Previously, he held roles in business development, marketing, and product management across multiple divisions of Thermo Fisher Scientific, Inc. Dr. Hawryluk received a B.S. from the University of Notre Dame, a Ph.D. in cell biology and protein biochemistry from the University of Pittsburgh School of Medicine and an M.B.A. at Carnegie Mellon University’s Tepper School of Business as a Swartz Entrepreneurial Fellow.

Class III Directors Continuing in Office Until the 2024 Annual Meeting

Raymond F. Vennare. Mr. Vennare was appointed to the Board on September 13, 2021 and in November 2022, was appointed as our Chief Executive Officer and as Chairman of the Board. Mr. Vennare brings more than thirty years of experience to his work as an accomplished senior executive, board director and biotechnology entrepreneur. As a professional who has built and managed companies on behalf of institutional investors, private foundations and research institutions, he is recognized as an expert in the practice of company creation, technology commercialization, business development and corporate governance. Mr. Vennare is currently (and has been since 2015), Chairman of the Board and CEO of Cvergenx, Inc., a genomic informatics company developing decision-support tools for radiation oncology, and since 2019 has been on the Board of Directors of Cvergenx Technologies India Private, Ltd. He also serves as a trusted and confidential advisor to clients as diverse as nationally ranked universities and philanthropic foundations to multi-national publicly traded companies and early-stage start-ups. Previously Mr. Vennare was Co-founder, President and CEO of ThermalTherapeutic Systems, Inc. (Medical Device); President and Chief Executive Officer of ImmunoSite, Inc. (Diagnostics); Senior Vice President and Chief Information Officer, TissueInformatics, Inc. (Bioinformatics); Founder, President and Partner in VSInteractive (Information Technology) and, Founder and President of the Fine Art Inventory Network (On-line Commerce). From June 2018 to December 2020, he was Vice Chairman of Guangzhou INDA Biotechnology Company, Ltd. Mr. Vennare has a Master’s Degree in Business and Ethics from Duquesne University, a Master’s Degree in Art History and Museum Studies from Case Western Reserve University and a Bachelor’s Degree from the University of Pittsburgh.

Veena Rao, Ph.D. Dr. Rao was appointed to the Board on May 2, 2023. Dr. Rao is an experienced commercial and technical leader with over 25 years of experience in the areas of drug development, med tech, medical devices, and digital health, having held a number of roles in both large and small company environments. She has a background in technology innovation, licensing, and corporate business development in addition to having led launch and go-to-market teams for novel drug and medical device products. Dr. Rao currently serves as Chief Business Officer of Portal Instruments, a needle-free drug delivery company, a position she has held since December 2022. Previously, Dr. Rao served as Chief Commercial Officer at Beta Bionics from February 2021 until August 2022, and as Head of Corporate Development & Strategy at Beta Bionics from October 2020 until February 2021. Prior to Beta Bionics, Dr. Rao spent over a decade at Eli Lilly and Company with a number of commercial and technical roles including as Vice President of External Innovation for the Lilly Device team. Dr. Rao has also served on the Board of Directors of Thermalin, Inc, and advisor to the PharmStars program, and an advisor to Digbi Health. Dr. Rao has a B.S. in Chemical Engineering from the University of Minnesota, a PhD in Chemical Engineering from Stanford University and an MBA from the University of Virginia Darden School of Business.

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Class I Directors Continuing in Office Until the 2025 Annual Meeting

Daniel E. Handley M.S., Ph.D. Dr. Handley was appointed to the Board on February 19, 2020. He serves as a Professor and the Director of the Clinical and Translational Genome Research Institute of Southern California University of Health Sciences. Previously, he was the Chief Scientific Officer of the Clinical and Translational Genome Research Institute, a Florida 501(c)3 non-profit corporation. During that time, he also held a courtesy faculty appointment in the Department of Biological Sciences at Florida Gulf Coast University. He previously served as the Chief Scientific Officer for Advanced Healthcare Technology Solutions, Inc., Life-Seq, LLC, as a senior researcher at the Procter & Gamble Co., a senior administrator, researcher, and laboratory manager at the David Geffen UCLA School of Medicine, and as a founding biotechnology inventor for the National Genetics Institute. He holds a B.A. in Biophysics from Johns Hopkins University, an M.S. in Logic and Computation from Carnegie Mellon University, a Ph.D. in Human Genetics from the University of Pittsburgh. He completed his post-doctoral training at Magee-Women’s Research Institute researching advanced genomic technologies applied to fetal and maternal health. He is a decorated veteran of the U.S. Navy, having served as a nuclear propulsion instructor and a submarine nuclear reactor operator.

Chuck Nuzum. Mr. Nuzum was appointed to the Board on July 9, 2020. He has extensive experience as a CFO that ranges from private start-ups to large publicly traded companies. Mr. Nuzum presently provides financial consulting services on a project basis to companies such as McKesson, BioMarin, AutoDesk and Squire Patton Boggs, mentors start-up companies and serves on the Board of Directors of several companies. Previously he was co-founder and CFO of the Tyburn Group, a financial services company that creates and delivers prepaid payroll and general-purpose card programs for customers. For the four years prior, Mr. Nuzum served as the Controller of Dey, L.P., a large pharmaceutical manufacturing subsidiary of Merck KGaA. Prior to that he was co-founder, Executive Vice President and CFO of SVC Financials Services, one of the first companies in the field to integrate a mobile money solution for global distribution, Vice President of Finance and Administration at Tiburon, Inc., a leader in public safety and justice information systems, and CFO of Winebid.com the world’s leading e-commerce wine auction company. For more than two decades, Mr. Nuzum was CFO of Loomis Fargo & Co., the well-known international provider of ATM systems, armored cars and other security services. Mr. Nuzum, a Certified Public Accountant, earned his BA at the University of Washington at Seattle.

Vote Required and Board of Directors’ Recommendation

Directors are elected by a plurality of the votes of the shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. The nominees receiving the most “For” votes will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the nominees named above or, if any nominee becomes unavailable for election as a result of an unexpected occurrence, “For” the election of a substitute nominee designated by the Board. The nominees have agreed to serve as directors if elected, and the Company has no reason to believe that the nominees will be unable to serve.

The proposal for the election of directors relates solely to the election of the Class II directors nominated by the Board of Directors.

THE PREDICTIVE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CLASS II NOMINEES NAMED ABOVE.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Under NASDAQ listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management, and its independent registered public accounting firm, the Board of Directors has determined that Chuck Nuzum, Nancy Chung-Welch, Ph.D., Gregory S. St. Clair, Sr., Dan Handley, Ph.D., Matthew J. Hawryluk, Ph.D., and Veena Rao are independent directors within the meaning of the NASDAQ listing standards. In making this determination, the Board of Directors found that none of these directors and nominees had a material or other disqualifying relationship with the Company.

Leadership structure

In April 2021, the Board appointed Chuck Nuzum as lead independent director. On November 1, 2022, Raymond F. Vennare was appointed Chairman of the Board and Chief Executive Officer of the Company.

Oversight of risk management

Board-level risk oversight is primarily performed by our full Board, although the Audit Committee oversees our internal controls and regularly assesses financial and accounting processes and risks. Our risk oversight process includes an ongoing dialogue between management and the Board and the Audit Committee, intended to identify and analyze risks that face the Company. Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation plans may be necessary. The Board (or the Audit Committee, with respect to risks related to internal controls, financial and accounting matters) monitors risk mitigation action plans developed by management, to ensure such plans are implemented and are effective in reducing the targeted risk.

Code of ethics and business conduct

Our Board has adopted the Code of Ethics of Predictive Oncology Inc. that applies to all officers, directors and employees of the Company. We intend to maintain high standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics is available in print to any stockholder requesting a copy in writing from our Corporate Secretary at our executive office set forth on the cover page of this proxy statement.

Stockholder communications with the Board of Directors

Stockholders may send communications to the Company’s Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

Board of Directors (or named Board member)

Predictive Oncology Inc.

Attention: Secretary

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of the Company’s Secretary at the address of our principal executive offices listed above. All stockholder communications sent in care of our Secretary will be forwarded promptly to the applicable director(s).

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Meetings of the Board of Directors

The Board of Directors met five times during the fiscal year ended December 31, 2022. During that fiscal year, all directors attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which they served, and which were held during the period for which they were directors or committee members. In addition, the directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent, in accordance with the Company’s Certificate of Incorporation, as amended, its Second Amended and Restated Bylaws and Delaware law. The Company does not have a formal policy, but encourages directors to attend the annual meeting of stockholders.

Family Relationships

There are no family relationships our directors and executive officers.

Information Regarding Committees of the Board of Directors

During the fiscal year ended December 31, 2022, the Board of Directors maintained four committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Merger & Acquisition Committee. Below is a description of each committee of the Board of Directors as these committees are presently constituted. The Board of Directors has determined that each current member of each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee meets the applicable SEC and NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regards to the Company.

Audit Committee of the Board; Audit Committee Financial Expert

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.

The functions of the Audit Committee include, among other things:

•	serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

•	coordinating, reviewing and appraising the audit efforts of the Company’s independent auditors and management and, to the extent the Company has an internal auditing or similar department or persons performing the functions of such department (“internal auditing department” or “internal auditors”), the internal auditing department; and

•	communicating directly with the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors regarding the matters related to the committee’s responsibilities and duties.

Both our independent registered public accounting firm and management periodically meet privately with the Audit Committee. Our Audit Committee currently consists of Mr. Nuzum, as the chairperson, Dr. Chung-Welch, Mr. St. Clair and Dr. Veena Rao. Each Audit Committee member is a non-employee director of the Board. The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all current members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Board has determined that Mr. Nuzum meets the criteria as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended. The Audit Committee met eight times in fiscal year 2022.

Compensation Committee

The Compensation Committee of the Board of Directors currently consists of four directors: Mr. Nuzum, as the chairperson, Dr. Chung-Welch, Mr. St. Clair and Dr. Hawryluk. All members of the Compensation Committee were appointed by the Board of Directors, and such committee consists entirely of directors who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “independent” as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards. In fiscal 2022, the Compensation Committee met eight times.

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The functions of the Compensation Committee include, among other things:

•	approving the annual compensation packages, including base salaries, incentive compensation, deferred compensation and stock-based compensation, for our executive officers;

•	administering our stock incentive plans, and subject to Board approval in the case of executive officers, approving grants of stock, stock options and other equity awards under such plans;

•	approving the terms of employment agreements for our executive officers;

•	developing, recommending, reviewing and administering compensation plans for members of the Board of Directors;

•	reviewing and discussing the Company’s compensation discussion and analysis with management; and

•	preparing any compensation committee report required to be included in the annual proxy statement.

All Compensation Committee approvals regarding compensation to be paid or awarded to our executive officers are rendered with the full power of the Board, though not necessarily reviewed by the full Board.

Our Chief Executive Officer may not be present during any Board or Compensation Committee voting or deliberations with respect to his compensation. Our Chief Executive Officer may, however, be present during any other voting or deliberations regarding compensation of our other executive officers but may not vote on such items of business.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee who served as such during the year ended December 31, 2022 has been an executive officer or employee of ours while serving on the Committee or had a relationship requiring disclosure under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. None of our officers currently serves, or has served during the last completed year, on the Compensation Committee or the Board of Directors of any other entity that has one or more officers serving as a member of the Board of Directors or the Compensation Committee.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors currently consists of Dr. Handley, as the chairperson, Mr. Nuzum and Dr. Rao. Dr. Handley and Messrs. Nuzum and Dr. Rao are “independent directors,” as such term is defined by the NASDAQ Market Listing Rule 5605(a)(2), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Nominating and Governance Committee met four times during fiscal year 2022.

In furtherance of its purpose, the Nominating and Governance Committee:

•	evaluates the composition, organization and governance of the Board, determines future requirements and make recommendations to the Board for approval;

•	determines desired Board and committee skills and attributes and criteria for selecting new directors;

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•	reviews candidates for Board membership consistent with the Committee’s criteria for selecting new directors or as recommended by our stockholders. Annually, the Committee recommends a slate of nominees to the Board for consideration at our annual stockholders’ meeting;

•	develops a plan for, and consults with the Board regarding, management succession; and

•	advises the Board generally on corporate governance matters.

In addition, the Committee, if and when deemed appropriate by the Board or the Committee, develops and recommends to the Board a set of corporate governance principles applicable to the Company, and reviews and reassesses the adequacy of such guidelines annually and recommends to the Board any changes deemed appropriate. The Committee also advises the Board on (1) committee member qualifications, (2) appointments, removals and rotation of committee members, (3) committee structure and operations (including authority to delegate to subcommittees), and (4) committee reporting to the Board. Finally, the Committee performs any other activities consistent with its charter, our Certification of Incorporation, Bylaws and governing law as the Committee or the Board deems appropriate.

The Committee has the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

Merger & Acquisition Committee

The Merger & Acquisition Committee of the Board of Directors currently consists of Mr. Nuzum, Dr. Chung-Welch, Dr. Rao and Dr. Hawryluk. The Merger & Acquisition Committee advises the Company with respect to any considered mergers, acquisitions, joint ventures and/or consolidations of any type.

Diversity

The Nominating and Governance Committee of the Board of Directors considers and makes recommendations to the Board on all matters pertaining to the effectiveness of the Board, such as the size and composition of the Board; including the recognition of Equal Opportunity (which is the policy of treating Directors and others without discrimination, especially on the basis of their sex, ethnicity, religion, disability, national origin, sexual orientation or identification, veteran status, race or age). Pursuant to Rules 5605(f) and 5606 of the NASDAQ listing standards, we have made our board diversity matrix available on our website at www.predictive-oncology.com under the “For Investors” and “Corporate Governance” tabs. The information on our website is not part of this proxy statement.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Based solely on review of the copies of Forms 3 and 4 and amendments thereto filed with the SEC during the fiscal year ended December 31, 2022 and Forms 5 and amendments thereto filed with the SEC with respect to such fiscal year, or written representations that no Forms 5 were required, we believe that the following is the list of our officers, directors and greater than ten percent beneficial owners who have failed to file on a timely basis all Section 16(a) filing requirements during the fiscal year ended December 31, 2022: Mr. Vennare late reporting covering 1 transaction, Dr. Chung-Welch late reporting covering 1 transaction and Dr. Jenkins late reporting covering 1 transaction.

Employee, Officer and Director Hedging and Pledging of Company Shares

The Company maintains a Policy on the Avoidance of Insider Trading that is applicable to its officers, members of the Board of Directors and all employees. The policy prohibits individuals subject to the policy from engaging in hedging transactions with respect to the Company’s common stock as well as pledging shares of the Company’s common stock.

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RELATED PARTY TRANSACTIONS

The Audit Committee has the responsibility to review and approve all transactions to which a related party and the Company may be a party prior to their implementation, to assess whether such transactions meet applicable legal requirements. Except as described in this proxy statement, since the beginning of fiscal 2022, there were no related party transactions arising or existing requiring disclosure as required pursuant to NASDAQ listing standards, SEC rules and regulations or the Company’s policy and procedures.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents the equity compensation plan information as of December 31, 2022:

	Number of Securities to be Issued upon Exercise of Outstanding Restricted Stock, Warrants and Options (a)	Weighted Average Exercise Price of Outstanding Options, Warrants (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders (1)	49,053	$91.69	178,203
Equity compensation plans not approved by security holders	-	-	-

(1) Consists of outstanding options under the 2008 Equity Incentive Plan and the 2012 Stock Incentive Plan. The remaining share authorization under the 2008 Equity Incentive Plan was rolled over to the current 2012 Stock Incentive Plan (as amended, the “2012 Plan”). On April 24, 2023, the Company effected a 1-for-20 reverse stock split. All share amounts have been retroactively restated to reflect the reverse split.

INFORMATION REGARDING OUR CURRENT EXECUTIVE OFFICERS

The following table sets forth certain information concerning our current executive officers.

Name	Position(s)	Age
Raymond F. Vennare	Chief Executive Officer	71
Joshua Blacher	Chief Financial Officer	51
Pamela Bush, Ph.D., MBA	Chief Business Officer	50

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Name of Executive Officer	Principal Occupation, Business Experience for the Past Five Years and Directorships of Public Companies

Raymond F. Vennare Chief Executive Officer	Mr. Vennare’s biography is included above under the section titled “PROPOSAL NO. 1: ELECTION OF DIRECTORS.”

Josh Blacher Interim Chief Financial Officer	Effective September 30, 2023, Mr. Blacher was appointed as our Interim Chief Financial Officer. Mr. Blacher has served as a consultant with Danforth Advisors, LLC since September 2022 and as Managing Partner of Columbus Circle Capital LLC (“Columbus Circle Capital”) since August 2019. During his tenure at Columbus Circle Capital, Mr. Blacher has served as CFO at several public and private companies. Prior to his tenure at Columbus Circle Capital, Mr. Blacher served as Chief Business Officer at Inmed Pharmaceuticals (Nasdaq: INM) from April 2018 to August 2019, as Chief Financial Officer of Therapix Biosciences (Nasdaq: TRPX) from April 2017 to April 2018, and as Chief Financial Officer at Galmed Pharmaceuticals (Nasdaq: GLMD) from October 2014 to March 2017. Mr. Blacher holds a Bachelor of Arts from Yeshiva University and a Master of Business Administration from Columbia Business School.

Pamela Bush Chief Business Officer	Dr. Bush was appointed as our Chief Business Officer on January 30, 2023. Dr. Bush has served as the Company’s Senior Vice President of Strategic Sales and Business Development since December 2021. Before joining the Company, Dr. Bush worked at Eli Lilly & Company from September 2009 until June 2016, and again from January 2019 until November 2021. While at Eli Lilly & Company, Dr. Bush served in various roles including Corporate Business Development, Finance and Patient Services. She served as the Director of Immunology at Lilly Patient Services, Eli Lilly & Company, primarily focusing on managing vendor performance and relationships, as well as negotiating contracts and finding workflow efficiencies. Before that, Dr. Bush served as Director of Corporate Business Development at Eli Lilly & Company. Between June 2016 and January 2019, Dr. Bush founded BluGene Consulting, a consultancy supporting emerging life science companies that focused on new client acquisition and private investor fundraising, where she served as managing partner. Dr. Bush earned her Ph.D. in Molecular Biology from Carnegie Mellon University (CMU) and MBA from CMU’s Tepper School of Business.

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EXECUTIVE COMPENSATION

Overview

This section describes the material elements of the compensation awarded to, earned by or paid to (i) each individual who served as our principal executive officer during 2022, (ii) our two most highly compensated other executive officers who were serving as executive officers at the end of 2022 and who received more than $100,000 in the form of salary and bonus during such year, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to (ii) above but for the fact that the individual was not serving as an executive officer at the end of 2022. We refer to these individuals as our “Named Executive Officers.” Our named executive officers are:

•	Raymond F. Vennare, Chief Executive Officer;

•	Bob Myers, former Chief Financial Officer; and

•	J. Melville Engle, former Chief Executive Officer

We did not have any other executive officers, as determined in accordance with SEC rules, during 2022.

On April 24, 2023, we effected a 1-for-20 reverse stock split. All share amounts and per share prices included in this Executive Compensation section have been retroactively restated to reflect the reverse split.

Summary Compensation Table for Fiscal 2022 and 2021

The following table provides information regarding the compensation awarded to or earned by each of the Named Executive Officers during the fiscal years ended December 31, 2022 and December 31, 2021:

Name and Principal Position	Year	Salary		Bonus		Stock Awards(1)		All Other Compensation		Total Compensation

Raymond F. Vennare Chief Executive Officer	2022	$87,500	(2)	$34,125	(3)	$-		$-		$121,625

Bob Myers, CFO (4) Former Chief Financial Officer	2022	$374,900		$110,430	(5)	$-		$26,538		$511,868
	2021	$371,965		$106,950	(6)	$28,190	(7)	$-		$507,105

J. Melville Engle (8) Former Chief Executive Officer	2022	$406,917		$139,000		$-		$630,780	(9)	$1,176,697	(10)
	2021	$391,342		$191,760	(11)	$57,838	(7)	$-		$640,940

(1)	These amounts have been calculated in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions relating to our valuations of these stock awards and stock options, please see Notes 1 and 4 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts reflect our accounting expense for these stock awards and stock options and do not correspond to the actual value that may be recognized by the Named Executive Officer.

(2)	Effective November 1, 2022 Mr. Vennare was named Chief Executive Officer. Mr. Vennare receives an annual salary of $525,000.

(3)	Reflects a bonus for performance in 2022 that was paid to Mr. Vennare on March 15, 2023.

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(4)	Effective September 30, 2023, Mr. Myers resigned as the Company’s Chief Financial Officer.

(5)	Reflects a bonus for performance in 2022 that was paid to Mr. Myers in 2023.

(6)	Reflects a bonus for performance in 2021 that was paid to Mr. Myers in 2022.

(7)	Reflects the grant date fair value of restricted stock units (RSUs) granted on May 17, 2021.The RSUs comprise a Long-Term Incentive Program (“LTIP”) structured to reward performance. See “Long Term Incentive Plan for Executive Officers” below.

(8)	On March 19, 2021 Mr. Engle was named Chief Executive Officer. Mr. Engle received an annual salary of $475,000. Mr. Engle retired for the Company effective October 31, 2022. Mr. Engle received a retirement package for $524,400 in base salary, unused accrued vacation for $67,567 and the vesting of all RSU’s equaling 15,000 shares of our common stock.

(9)	Reflects the grant date fair value of restricted stock units (RSUs) granted on May 17, 2021.The RSUs comprise a Long-Term Incentive Program (“LTIP”) structured to reward performance. See “Long Term Incentive Plan for Executive Officers” below.

(10)	Includes severance payments of $109,250 paid to Mr. Engle in 2022 pursuant to a Transition and Separation Agreement dated September 15, 2022 between Mr. Engle and the Company, and the incremental fair value resulting from the acceleration of 15,000 RSUs pursuant to the Transition and Separation Agreement, computed as of the modification date in accordance with FASB ASC Topic 718.

(11)	Reflects a bonus for performance in 2021 that was paid to Mr. Engle in 2022.

Outstanding Equity Awards at Fiscal Year-end for Fiscal 2022

The following table sets forth certain information regarding outstanding equity awards held by the named executive officers as of December 31, 2022:

Options						Restricted Stock Units
	Grant Date	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units of Stock That Have Not Vested	Market Value Of Units of Stock That Have Not Vested

J. Melville Engle	12/31/2016	9		$560.00	12/31/2026	—	—
	3/31/2017	12		$420.00	3/31/2027	—	—
	6/22/2017	625		$294.00	6/22/2027	—	—
	6/30/2017	17		$294.00	6/30/2027	—	—
	9/30/2017	18		$290.80	9/30/2027	—	—
	12/31/2017	124		$202.00	12/31/2027	—	—
	3/31/2018	23		$220.00	3/31/2028	—	—
	6/30/2018	23		$226.00	6/30/2028	—	—
	9/30/2018	24		$212.00	9/30/2028	—	—
	12/31/2018	202		$123.80	12/31/2028	—	—
	3/31/2019	34		$150.00	3/31/2029	—	—
	4/4/2019	625		$149.60	4/4/2029	—	—
	6/30/2019	34		$149.60	6/30/2029	—	—
	9/30/2019	50		$101.00	9/30/2029	—	—
	12/31/2019	671		$52.20	12/31/2029	—	—
	3/31/2020	159		$31.60	3/31/2030	—	—
	4/3/2020	764		$26.20	4/3/2030	—	—
	6/30/2020	153		$32.80	6/30/2030	—	—
	9/30/2020	308		$16.20	9/30/2030	—	—
	12/31/2020	2,390		$14.60	12/31/2030	—	—

Bob Myers	3/18/2013	3		$30.80	3/18/2023	—	—
	3/6/2014	1		$30.80	3/6/2024	—	—
	9/16/2016	18		$30.80	9/16/2026	—	—
	6/22/2017	1,521		$30.80	6/22/2027	—	—
	4/4/2019	830		$30.80	4/4/2029	—	—
	9/23/2020	—		—	—	1,667	$10,233
	5/17/2021	—		—	—	2,500	$15,350

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Executive Compensation Components for Fiscal 2022

Base Salary. Base salary is an important element of our executive compensation program as it provides executives with a fixed, regular, non-contingent earnings stream to support annual living and other expenses. As a component of total compensation, we generally set base salaries at levels believed to attract and retain an experienced management team that will successfully grow our business and create stockholder value. We also utilize base salaries to reward individual performance and contributions to our overall business objectives but seek to do so in a manner that does not detract from the executives’ incentive to realize additional compensation through our bonus and equity incentive programs.

The Compensation Committee reviews the Chief Executive Officer’s salary at least annually. The Compensation Committee may recommend adjustments to the Chief Executive Officer’s base salary based upon the Compensation Committee’s review of his current base salary, incentive cash compensation and equity-based compensation, as well as his performance and comparative market data. The Compensation Committee also reviews other executives’ salaries throughout the year, with input from the Chief Executive Officer. The Compensation Committee may recommend adjustments to other executives’ base salary based upon the Chief Executive Officer’s recommendation and the reviewed executives’ responsibilities, experience, and performance, as well as comparative market data. Mr. Myers received an increase in his base salary on March 1, 2022 resulting in an annualized base salary of $380,880.

In utilizing comparative data, the Compensation Committee seeks to recommend salaries for each executive at a level that is appropriate after giving consideration to experience for the relevant position and the executive’s performance. The Compensation Committee reviews performance for both our Company (based upon achievement of strategic initiatives) and each individual executive. Based upon these factors, the Compensation Committee may recommend adjustments to base salaries to better align individual compensation with comparative market compensation, to provide merit-based increases based upon individual or company achievement, or to account for changes in roles and responsibilities.

Bonuses. Bonuses are part of a structured program established by the Compensation Committee and approved by the Board of Directors.

Stock Options and Other Equity Grants. Consistent with our compensation philosophies related to performance-based compensation, long-term stockholder value creation and alignment of executive interests with those of stockholders, we make periodic grants of long-term incentive compensation in the form of stock options or other equity based incentive award to our executive officers, directors and others in the organization.

Stock options provide executive officers with the opportunity to purchase common stock at a price fixed on the grant date regardless of future market price. A stock option becomes valuable only if the common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option shares to vest. This provides an incentive for an option holder to remain employed by us. In addition, stock options link a significant portion of an employee’s compensation to stockholders’ interests by providing an incentive to achieve corporate goals and increase stockholder value. Under our Amended and Restated 2012 Stock Incentive Plan (the “2012 Plan”), we may also make grants of restricted stock awards, restricted stock units, performance share awards, performance unit awards and stock appreciation rights to officers and other employees. We adopted the 2012 Plan to give us flexibility in the types of awards that we could grant to our executive officers and other employees.

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Amendment to Stock Option Plan. On September 3, 2020, our stockholders approved amendments to the 2012 Plan to increase the share reserve under the 2012 Plan by an aggregate 37,500 shares from the most recent reserve of 50,000 shares to an aggregate 87,500 shares. On August 17, 2021, our stockholders approved amendments to the 2012 Plan to increase the share reserve under the 2012 Plan by an aggregate 75,000 shares from the most recent reserve of 87,500 shares to an aggregate 162,500 shares. On December 2, 2022, our stockholders approved amendments to the 2012 Plan to increase the share reserve under the 2012 Plan by an aggregate 125,000 shares from the most recent reserve of 75,000 shares to an aggregate 287,500 shares. As of December 31, 2022, there were stock options to purchase 49,053 shares of common stock outstanding under the 2012 Plan. In determining the amount of the increases to the 2012 Plan, the Board took into account its intention to grant further equity awards to current and future executive officers and key employees and directors.

Restricted Stock Units. Consistent with our compensation philosophies related to performance-based compensation, long-term stockholder value creation and alignment of executive interests with those of stockholders, we make periodic grants of long-term incentive compensation in the form of restricted stock units to our executive officers.

Restricted stock units represent the right to receive shares of our common stock (or, in some cases, the value thereof in cash) upon vesting, with vesting generally being time-based, based on achievement of certain perform metrics, or both.

Limited Perquisites; Other Benefits. We provide our employees with a full complement of employee benefits, including health and dental insurance, short term and long-term disability insurance, life insurance, a 401(k) plan, FSA flex plan and Section 125 plan.

Long Term Incentive Plan for Executive Officers

On May 17, 2021, the Committee adopted and approved a 2021 Long Term Incentive Plan (the “LTIP”) to provide incentives to the Company’s executive officers over the critical three-year performance period consisting of fiscal years 2021, 2022 and 2023. Under the LTIP, the Company granted restricted stock units (“RSUs”) to the Company’s then-current CEO, J. Melville Engle, and its then CFO, Bob Myers, pursuant to the 2012 Plan.

The LTIP awards consist of 15,000 RSUs (target) for the CEO and 7,500 RSUs (target) for the CFO granted as of May 17, 2021. Each RSU award consists of three equal tranches, corresponding to the three years in the performance period. These RSUs will vest on January 1, 2024, with the level of vesting of each tranche based on (1) the level of achievement of performance goals for the corresponding fiscal year (see below) and (2) continued employment of the executive through January 1, 2024. For each tranche, the RSUs will vest at the 100% level for performance at the target level; 50% for performance at the threshold level (with no vesting below the threshold level); and 150% for maximum performance (in other words, for maximum performance on both performance components in a fiscal year, the payout for that year would be 150% of the number of RSUs in the corresponding tranche). The level of vesting for each component is prorated between the threshold level and the target level, and between the target level and the maximum level. To the extent vested, the awards will be paid out on or before March 15, 2024, following the determination of the Company’s earnings per share for fiscal 2023.

Performance-based vesting of the RSUs in the tranche for each fiscal year (5,000 RSUs (target) per year for the CEO and 2,500 RSUs (target) per year for the CFO) will be based equally on two components of performance:

(1)        Stock Price. A stock price component is based on the average closing share price of the Company’s common stock over the last 20 trading days of the fiscal year, as set forth in the LTIP.

(2)        Earnings (Loss) Per Share. An earnings component is based on the Company’s earnings (loss) per common share for that fiscal year, as set forth in the LTIP.

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If the Committee determines that circumstances have changed and modification is required to reflect the original intent of the performance goals, the Committee may in its discretion increase (but not decrease) the number of RSUs that vest for any of the covered years.

To the extent vested, all RSUs awarded under the LTIP will be paid in shares of common stock.

Employment Contracts

Employment Agreement with Former Chief Executive Officer

On April 5, 2021, the Company and J. Melville Engle, former Chief Executive Officer of the Company, entered into an Employment Agreement (the “Agreement”) effective as of March 19, 2021, the first date of Mr. Engle’s employment. Pursuant to the Agreement, Mr. Engle was entitled to an annual base salary of $475,000. He was also eligible (i) to receive an annual cash bonus equal to up to 50% of his salary, or at the discretion of the Compensation Committee (the “Committee”) of the Company’s Board of Directors, a higher percentage based on his performance and (ii) to participate in a long-term incentive plan to be adopted and maintained by the Committee. The Agreement provided that Mr. Engle would receive 5,000 restricted shares of Company common stock or restricted stock units for each of the first three calendar years of his employment, vesting over three years and subject to continued employment, with the amount that vests to be based on his performance. Mr. Engle was also eligible to participate in the standard employee benefit plans generally available to executive employees of the Company, and, at the discretion of the Committee, to receive grants of stock options or other equity awards. Any grants of equity awards, including those above, were to be made from the Company’s 2012 Plan or successor plans.

Under the Agreement, Mr. Engle’s employment by the Company was at-will. If his employment was terminated by the Company without “cause” or if he voluntarily resigned with “good reason” (in each case as defined in the Agreement), then Mr. Engle would have been entitled to receive from the Company payment of his base salary then in effect through his last date of employment, plus accrued, unused vacation pay. In addition, Mr. Engle would have been entitled to (a) severance pay in an amount equal to 12 months of his base salary then in effect, less applicable taxes and withholdings; and (b) a bonus payment on a pro-rata basis through the date of his termination.

The Agreement also contained customary provisions with respect to confidentiality and intellectual property, in addition to ones prohibiting Mr. Engle from soliciting the Company’s employees and from engaging in certain activities that are competitive with the Company for a period of 12 months after termination of his employment.

Retirement of Former Chief Executive Officer

On September 15, 2022, Mr. Engle announced that he would retire as the Chief Executive Officer and as a member of the Board of Directors, effective October 31, 2022. To ensure an orderly transition of his responsibilities, the Company and Mr. Engle entered into a Transition and Separation Agreement (the “Transition Agreement”) pursuant to which Mr. Engle continued to serve as Chief Executive Officer until October 31, 2022 under the terms of the Agreement, while the Company conducted a search for his replacement. The Transition Agreement provided for certain separation benefits to be paid to Mr. Engle following termination of his employment, subject to Mr. Engle executing and delivering a general release of claims in favor of the Company at such time, including $524,400 (gross) in severance pay, which amount is equal to one year of Mr. Engle’s base salary, a pro-rata bonus for 2022 in the amount of $139,000 (gross), and accelerated vesting of 15,000 restricted stock units previously granted to Mr. Engle as part of the Company’s 2021 Long-Term Incentive Plan.

Employment Agreement with Current Chief Executive Officer

On October 13, 2022, the Company and Raymond F. Vennare, the Company’s current Chief Executive Officer, entered into an Employment Agreement (the “Agreement”), effective as of November 1, 2022, the first date of Mr. Vennare’s employment. Pursuant to the Agreement, Mr. Vennare is entitled to an annual base salary of $525,000. He will also be eligible (i) to receive an annual cash bonus equal to up to 50% of his salary, or at the discretion of the Compensation Committee (the “Committee”) of the Company’s Board of Directors, a higher percentage based on his performance (prorated for 2022) and (ii) to participate in a long-term incentive plan to be adopted and maintained by the Committee. Mr. Vennare will also be eligible to participate in the standard employee benefit plans generally available to executive employees of the Company, and, at the discretion of the Committee, to receive grants of stock options or other equity awards. Any grants of equity awards, including those above, will be made from the Company’s Amended and Restated 2012 Stock Incentive Plan or successor plans.

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Under the Agreement, Mr. Vennare’s employment by the Company is at-will. If his employment is terminated by the Company without “cause” or if he voluntarily resigns with “good reason” (in each case as defined in the Agreement), then Mr. Vennare will be entitled to receive from the Company payment of his base salary then in effect through his last date of employment, plus accrued, unused vacation pay. In addition, Mr. Vennare will be entitled to (a) severance pay in an amount equal to 12 months of his base salary then in effect, less applicable taxes and withholdings; and (b) a bonus payment on a pro-rata basis through the date of his termination.

The Agreement also contains customary provisions with respect to confidentiality and intellectual property, in addition to ones prohibiting Mr. Vennare from soliciting the Company’s employees and from engaging in certain activities that are competitive with the Company for a period of 12 months after termination of his employment.

Employment Agreement with Former Chief Financial Officer.

On August 13, 2012, we entered into an employment agreement, which agreement was amended on August 20, 2018 with Bob Myers, who served as Chief Financial Officer from July 1, 2012 until his resignation effective as of September 30, 2023. Under the agreement the employment of Mr. Myers was at will.

Pursuant to his agreement, base salary for Mr. Myers could be adjusted by us but could not be reduced except in connection with a reduction imposed on substantially all employees as part of a general reduction. He was also eligible to receive an annual incentive bonus for each calendar year at the end of which he remained employed by us, subject to the attainment of certain objectives. Mr. Myers was entitled to five (5) weeks of paid vacation per each calendar year earned ratably over each calendar year, to be taken at such times as he and the Company determined and provided that no vacation time shall unreasonably interfere with the duties required to be rendered by him.

Pursuant to his Agreement, if Mr. Myers’ employment was terminated by the Company without “cause” or if he voluntarily resigned with “good reason” (in each case as defined in the Agreement), then he would have been entitled to receive from the Company payment of his base salary then in effect through his last date of employment, plus accrued, unused vacation pay. In addition, Mr. Myers would have been entitled to severance pay in an amount equal to 12 months of his base salary then in effect, less applicable taxes and withholdings; a bonus payment on a pro-rata basis through the date of his termination; and any accrued, unused vacation pay. Such payments were conditioned upon his execution of a full and final release of liability.

The Agreement also contained customary provisions with respect to confidentiality and intellectual property, in addition to ones prohibiting Mr. Myers from soliciting the Company’s employees and from engaging in certain activities that are competitive with the Company for a period of 12 months after termination of his employment.

Retirement of Former Chief Financial Officer

On August 14, 2023, Mr. Myers announced that he would retire as the Chief Financial Officer. The Company and Mr. Myers entered into a Separation Agreement and Mutual Release (the “Separation Agreement”) pursuant to which Mr. Myers continued to serve as Chief Financial Officer until September 30, 2023. The Separation Agreement provided for separation benefits Mr. Myers in exchange for the general release of claims in favor of the Company included in the Separation Agreement and his agreement to transition his responsibilities prior to his separation date of September 30, 2023. Those separation benefits included $430,000 (gross) in severance pay, which amount is equal to one year of Mr. Myer’s base salary, to be paid in accordance with the Company’s ordinary payroll practices, a pro-rata bonus for 2023 (but only if any bonus is paid to the Company’s Chief Executive Officer for 2023), and a lump sum payment of $36,797 (gross) in payment of accrued but unused vacation time.

Potential Payments Upon Termination or Change of Control

Most of our stock option agreements provide for an acceleration of vesting in the event of a change in control as defined in the agreements and in the 2012 Plan. However, the stock option agreements awarded to Mr. Myers provided that upon the termination of his employment without cause or for good reason, his options shall become fully vested, and remain exercisable for up to five years after such termination (or such lesser period if the remaining period of the option is less than five years after such termination). In addition, in the event of such employee’s retirement, death or disability, such employee’s options shall become fully vested, and the vested shares may be purchased for the entire remaining period of the option. Also, see “Employment Contracts” above for a description of certain severance compensation arrangements.

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Director Compensation

Effective June 17, 2021 the Board adopted a Director Compensation Program under which the members of the Board of Directors receive quarterly awards of common stock and cash as compensation for their services as directors and annual awards of common stock and cash for services as committee members. These awards were implemented to replace a previous program of quarterly stock option grants to directors. The June 2020 annual common stock award remains in place as described below.

The compensation program pays all of the compensation in the form of stock and cash awards (with the cash component payable in additional shares at the election of the director. The cash component is equal to 28% of the total value of the award (or 38.9% of the share component of the award), intended to pay the tax on the full award.

Each director receives a quarterly award of $8,333 on the last day of the quarter, consisting of (i) shares with a value of $6,000 and (ii) $2,333 in cash (or additional shares).

For each board committee, each director receives an additional annual award of $11,112, consisting of (i) shares with a value of $8,000 and (ii) $3,112 in cash (or additional shares), payable on December 31.

Starting in 2022, director compensation became limited to Non-Employee Directors (directors who are not employees of Predictive Oncology or any subsidiary and who do not receive regular long-term cash compensation as consultants).

Effective as of January 25, 2023, under an Amended and Restated Director Compensation Program, the Lead Independent Director, will also receive an annual award of $11,112, consisting of (i) shares with a value of $8,000 and (ii) $3,112 in cash (or additional shares).

Effective on June 16, 2020 the Board instituted an annual common stock award for all the directors under which they will receive $7,000 in value of newly issued shares of common stock per year annually for three years, as long as they are serving as a director at the annual appointment date. Additionally, the directors will receive a $3,000 cash payment per year annually for three years, as long as they are serving as a director at the annual appointment date.

Director Compensation Table for Fiscal 2022

The following table summarizes the compensation paid to each individual who served as a director during the fiscal year ended December 31, 2022:

	Fees Paid or Earned in Cash	Stock Awards (1)		Option Awards	Total
Charles Nuzum Sr.	$-	$140,562	(2)	$-	$140,562
Daniel Handley	$13,111	$60,781	(3)	$-	$73,892
Greg St. Clair Sr.	$7,778	$77,225	(4)	$-	$85,003
Nancy Chung-Welch	$23,338	$95,001	(5)	$-	$118,339
David S. Smith	$8,557	$27,000	(6)	$-	$35,557
Matthew J. Hawryluk	$2,333	$6,000	(7)	$-	$8,333
Raymond F. Vennare	$22,451	$57,002	(8)	$-	$79,453
Christina S. Jenkins	$13,111	$33,002	(9)	$-	$46,113
J. Melvin Engle	$-	$19,445	(10)	$-	$19,445

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(1)	Represents the compensation cost as determined pursuant to FASB ASC 718, Stock Compensation. On April 24, 2023, the Company effected a 1-for-20 reverse stock split. All share amounts provided have been retroactively restated to reflect the reverse split.
(2)	Reflects 6,008 shares of common stock received in 2022 for serving on the Board and 8,608 shares of common stock received on January 3, 2023 and 1,339 shares of common stock received on January 31, 2023 for 2022 service on the Board and the Audit, Compensation, Nominating and Governance and Merger & Acquisition Committees.
(3)	Reflects 3,785 shares of common stock received in 2022 for serving on the Board and 3,171 shares of common stock received on January 3, 2023 for 2022 service on the Board and the Nominating and Governance Committee.
(4)	Reflects 4,435 shares of common stock received in 2022 for serving on the Board and 4,983 shares of common stock received on January 3, 2023 for 2022 service on the Board and the Compensation Committee.
(5)	Reflects 5,395 shares of common stock received in 2022 for serving on the Board and 4,892 shares of common stock and $11,669 in cash received on January 3, 2023 for 2022 service on the Board and the Audit, Compensation, and Merger & Acquisition Committees.
(6)	Reflects 946 shares of common stock received in 2022 for serving on the Board and 4,533 shares of common stock and $8,557 in cash received on January 3, 2023 for 2022 service on the Board and the Compensation and Nominating and Governance Committees. Mr. Smith resigned from the Board effective May 2, 2023.
(7)	Reflects 688 shares of common stock received in 2022 for serving on the Board and 979 shares of common stock and $2,333 in cash on January 3, 2023 for 2022 service on the Board and the Compensation and Nominating and Governance Committee.
(8)	Reflects 3,461 shares of common stock received in 2022 for serving on the Board and 2,935 shares of common stock and $7,007 in cash on January 3, 2023 for 2022 service on the Board and the Nominating and Governance Committee.
(9)	Dr. Jenkins resigned from the Board effective August 31, 2022. Dr. Jenkins was awarded 2,628 shares of common stock for serving on the Board.
(10)	Mr. Engle resigned from the Board effective October 31, 2022. Mr. Engel was awarded 1,012 shares of common stock for serving on the Board.

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PAY VERSUS PERFORMANCE

Our compensation committee approves and administers our executive compensation program to align executive compensation with stockholder interests by linking pay to performance. Our overall compensation program includes a mix of short-term and long-term components.

During fiscal year 2022, there was a change to our executive management team when our tenured Chief Executive Officer, Mr. Engle (“PEO 2”) resigned on October 31, 2022. On November 1, 2022, Mr. Vennare (“PEO 1”) was appointed our Chief Executive Officer. We provide the compensation actually paid during fiscal year 2022 for both individuals providing service as Chief Executive Officer during fiscal year 2022 in the following tables.

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid to our Named Executive Officers and certain aspects of our financial performance. We are a smaller reporting company pursuant to Rule 405 of the Securities Act and, as such, are only required to include information for the past two fiscal years in the table below.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO 1	Summary Compensation Table Total for PEO 2	Compensation Actually Paid to PEO 1	Compensation Actually Paid to PEO 2	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid to Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)
2022	$121,625	$1,176,697	$121,625	$649,161	$511,868	$511,868	$130	$(25,737,634)
2021	$-	$640,940	$-	$640,940	$507,105	$507,105	$42	$(19,657,174)

	Fiscal 2022 PEO 1	Fiscal 2021 PEO 1	Fiscal 2022 PEO 2	Fiscal 2022 Non-PEO	Fiscal 2021 Non-PEO
SCT total compensation ($)	1,176,697	640,940	121,625	511,868	507,105
Less: stock award values reported in the SCT for the covered year ($)	-	57,838	-	-	28,190
Plus: fair value of stock awards granted in the covered year ($) (b)	-	122,190	-	-	31,348
Change in fair value of outstanding unvested stock awards from prior years ($) (b)	-	-	-	26,385	63,460
Change in fair value of stock awards from prior years that vested in the covered year ($) (c)	-	-	-	(603)	7,153
Compensation actually paid ($)	1,176,697	694,792	121,625	529,150	575,627

Description of Relationship Between CAP and Performance Measures

The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above.

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PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected BDO USA, P.C. (“BDO”) as Predictive’s independent auditors for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Second Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as Predictive’s independent auditors. However, the Audit Committee of the Board is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the majority of all shares present and entitled to vote on the matter, either in person or by proxy, will be required to ratify the selection of BDO. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. There will be no broker non-votes.

Principal accounting fees and services

In connection with the audit of the fiscal 2022 and 2021 financial statements, we entered into an engagement agreement with Baker Tilly US, LLP, which set forth the terms by which they would perform audit services for us.

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2022 and December 31, 2021, by Baker Tilly US, LLP, respectively, our former principal accountants. All fees described below were approved by the Audit Committee. None of the hours expended on the audit of the 2022 and 2021 financial statements were attributed to work performed by persons who were not employed full time on a permanent basis by Baker Tilly US, LLP.

	2022	2021
Audit Fees (1)	$337,558	$396,246
Audit-Related Fees	-	-
Tax Fees (2)	29,875	28,265
All Other Fees (3)	102,250	99,537
	$469,683	$524,048

(1)	Audit Fees were principally for services rendered for the audit and/or review of our consolidated financial statements. Also, includes fees for services rendered in connection with the filing of registration statements and other documents with the SEC, the issuance of accountant consents and comfort letters.
(2)	Tax Fees consist of fees billed in the indicated year for professional services performed by Baker Tilly US, LLP with respect to tax compliance during 2022 and 2021.
(3)	Other Fees in 2022 consisted of fees for assessment of the Company’s security and compliance activities. Other Fees in 2021 consisted of fees for auditing zPREDICTA for 2020 and 2019, and for reviewing zPREDICTA for the three and nine months ended September 30, 2020 and September 30, 2021 related to the acquisition of zPREDICTA by the Company.

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Pre-approval policies and procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditors. The Audit Committee may not approve non-audit services prohibited by applicable regulations of the SEC if such services are to be provided contemporaneously while serving as independent auditors. The Audit Committee has delegated authority to the Chairman of the Audit Committee to approve the commencement of permissible non-audit related services to be performed by the independent auditors and the fees payable for such services, provided that the full Audit Committee subsequently ratifies and approves all such services. The Audit Committee determined that the rendering of the services other than audit services by Baker Tilly is compatible with maintaining the principal accountant’s independence.

Resignation of Independent Registered Public Accounting Firm

On April 3, 2023, the Company and Baker Tilly US, LLP (“Baker Tilly”) agreed that Baker Tilly, who was previously engaged as the Company’s independent registered public accounting firm, would be dismissed as the independent registered public accounting firm of the Company in connection with auditing the Company’s consolidated financial statements commencing for the year ending December 31, 2023. The decision to dismiss Baker Tilly was approved by the Company’s Audit Committee.

The reports of Baker Tilly on the Company’s audited consolidated financial statements for the years ended December 31, 2022 and 2021 (the “Baker Tilly Reports”) did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two years ended December 31, 2022 and 2021, and during the subsequent interim period preceding Baker Tilly’s dismissal (the “Relevant Period”), there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baker Tilly would have caused Baker Tilly to make reference to the subject matter of the disagreements in connection with its audit reports.

During the Relevant Period, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K except as set forth below.

As disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2022 and 2021, the Company’s management identified the following material weakness in internal control over financial reporting:

Management has determined that we have not maintained adequate accounting resources with a sufficient understanding of U.S. GAAP to allow us to properly identify and account for complex technical accounting transactions. Management has determined that this represents a material weakness in our internal control over financial reporting. Notwithstanding the material weakness in our internal control over financial reporting, we have concluded that the consolidated financial statements and other financial information included in our annual and quarterly filings fairly present in all material respects our financial condition, results of operations and cash flows as of, and for, the periods presented.

This material weakness was discussed by the Company’s management and the Audit Committee with Baker Tilly. The Audit Committee has authorized Baker Tilly to respond fully to the inquiries of the Company’s new independent registered public accounting firm, concerning this material weakness.

The Company provided Baker Tilly with a copy of its Current Report on Form 8-K filed with the SEC on April 5, 2023 disclosing Baker Tilly’s dismissal prior to its filing and requested that Baker Tilly furnish the Company with a letter addressed to the SEC stating whether or not Baker Tilly agreed with the above statements. A copy of the letter from Baker Tilly dated April 4, 2023 is filed with the Current Report on Form 8-K as Exhibit 16.1.

THE PREDICTIVE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL NO. 3: VOTE TO APPROVE THE 2023 EQUITY INCENTIVE PLAN

Background

We are asking stockholders to approve the 2023 Equity Incentive Plan (the “2023 Plan”), which was adopted by our Board on November 29, 2023, subject to stockholder approval. We are seeking stockholder approval of the 2023 Plan as a successor to our Amended and Restated 2012 Stock Incentive Plan (the “2012 Plan”).

No awards will be granted under the 2023 Plan unless stockholders approve it at the annual meeting. If stockholders approve the 2023 Plan, it will become effective on the date of the annual meeting (the “Effective Date”) and no new awards will be granted under the 2012 Plan on or after such date. If stockholders do not approve the 2023 Plan, we will continue to have the authority to grant awards under the 2012 Plan until its expiration in December 2032. As of November 14, 2023, 74,402 shares remained available for issuance under our 2012 Plan and 48,224 shares were subject to outstanding awards under our 2012 Plan.

The Board believes that approval of Proposal No. 3 is in the best interests of the Company and its stockholders because approval of the 2023 Plan will be an important factor in attracting, retaining, and motivating employees, consultants and directors in order to achieve the Company’s long-term growth and profitability objectives. Stockholder approval of the 2023 Plan will enable us to continue to grant equity awards to key individuals and remain competitive with our industry peers. If this proposal is not approved, we believe we would be at a significant disadvantage relative to our competitors for recruiting, retaining and motivating those individuals who are critical to our success, and we could be forced to increase cash compensation, reducing resources available to meet our other business needs. The Company currently has only three executive officers and will require additional executive and operating officers in order to effect its business plans that will drive future stockholder value. This factor, in turn will require equity compensation in order to attract and motivate these new officers.

To be approved, Proposal 3 must receive a “For” vote from the majority of all shares present and entitled to vote on the matter, either in person or by proxy. An abstention will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Below is a summary of the 2023 Plan, which is qualified entirely by reference to the complete text of the 2023 Plan, a copy of which is attached as Appendix A to this proxy statement.

Summary of the 2023 Plan

General. The purpose of the 2023 Plan is to increase stockholder value and to advance the Company’s interests by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors. Incentives may be granted to employees (including officers) of the Company or its subsidiaries, members of the board, and consultants or other independent contractors who provide services to the Company or its subsidiaries, in the following forms: (a) non-statutory stock options and incentive stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) restricted stock units (“RSUs”); and (f) performance awards.

Shares Subject to 2023 Plan. Subject to adjustment, the number of shares of common stock which may be issued under the 2023 Plan shall not exceed 1,250,000 shares, plus the number of shares subject to outstanding awards under the 2012 Plan as of the Effective Date that are forfeited, expire or otherwise terminate without the issuance of shares after the Effective Date. Additionally, if an Incentive granted under the 2023 Plan expires or is terminated or canceled unexercised as to any shares of common stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the 2023 Plan pursuant to another Incentive.

Administration. The 2023 Plan is administered by the compensation committee, or if no committee is designated, the Board.

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Description of Incentives

Stock Options. The compensation committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of our common stock. The 2023 Plan confers on the compensation committee discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. However, the option price per share may not be less than the fair market value of the common stock on the grant date, and the term of each option shall not exceed ten years and one day from the grant date. With respect to stock options which are intended to qualify as “incentive stock options” (as defined in Section 422 of the Internal Revenue Code), the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time cannot exceed $100,000. All incentive stock options must be granted within ten years from the earlier of the date of the 2023 Plan’s adoption by the Board or approval by our stockholders.

Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. The compensation committee has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. The exercise price may not be less than the fair market value of the common stock on the grant date.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, with or without other payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the compensation committee.

Restricted Stock. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock that are subject to restrictions on their sale or other transfer by the employee which restrictions will lapse after a period of time as determined by the compensation committee. If restricted stock is sold to a participant, the sale price will be determined by the compensation committee, and the price may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the 2023 Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to those shares.

RSUs. Restricted stock units represent the right to receive one share of common stock at a future date that has been granted subject to terms and conditions, including a risk of forfeiture, established by the compensation committee. Dividend equivalents may be granted with respect to any amount of RSUs and either paid at the dividend payment date in cash or in shares of unrestricted stock having a fair market value equal to the amount of such dividends, or deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs until the time for delivery of shares pursuant to the terms of the restricted stock unit award. RSUs may be satisfied by delivery of shares of stock, cash equal to the fair market value of the specified number of shares covered by the RSUs, or a combination thereof, as determined by the compensation committee at the date of grant or thereafter.

Performance Awards. A performance award is a right to either a number of shares of common stock, their cash equivalent, or a combination thereof, based on satisfaction of performance goals for a particular period. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the compensation committee (such an Incentive is referred to as a “Performance Award”). The compensation committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to change the amounts payable under any Incentive subject to performance conditions.

Transferability of Incentives. Incentives granted under the 2023 Plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, non-qualified stock options may be transferred by the holder thereof to certain family members or related entities.

Duration, Termination and Amendment of the Incentive Plan and Incentives. The 2023 Plan will remain in effect until all Incentives granted under the 2023 Plan have been satisfied or terminated and all restrictions on shares issued under the 2023 Plan have lapsed.

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The Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective. The Board of Directors may amend or discontinue the 2023 Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted Incentive without the consent of the recipient thereof. Certain 2023 Plan amendments require stockholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the 2023 Plan, change the class of persons eligible to receive Incentives under the 2023 Plan, or materially increase the benefits accruing to participants under the 2023 Plan. Generally, the terms of an existing Incentive may be amended by agreement between the compensation committee and the participant. However, in the case of a stock option or SAR, no such amendment shall (a) without stockholder approval, lower the exercise price of a previously granted stock option or SAR when the exercise price per share exceeds the fair market value of the underlying shares in exchange for another Incentive or cash or take any other action with respect to a stock option that may be treated as a re-pricing under the federal securities laws or generally accepted accounting principles, or (b) extend the term of the Incentive, with certain exceptions.

Change in Control; Effect of Sale, Merger, Exchange or Liquidation. Upon the occurrence of an event satisfying the definition of “change in control” with respect to a particular Incentive, unless otherwise provided in the agreement for the Incentive, such Incentive shall become vested and all restrictions shall lapse. The compensation committee may, in its discretion, include such further provisions and limitations in any agreement for an Incentive as it may deem desirable. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation or a similar event, the compensation committee has broad discretion to take any and all action it deems equitable under the circumstances, including but not limited to terminating the 2023 Plan and all Incentives and issuing to the holders of outstanding vested options and SARs the stock, securities or assets they would have received if the Incentives had been exercised immediately before the transaction, or other specified actions.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2023 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain.

If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

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Non-qualified Stock Options

Options not designated or qualifying as incentive stock options are non-qualified stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a non-qualified stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a non-qualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.

2023 Plan Benefits

The amount and timing of awards under the 2023 Plan will be determined in the sole discretion of the compensation committee (or if no committee is designated, the Board) and the Company has not approved any awards that are conditioned on stockholder approval of the 2023 Plan proposal. Therefore, the Company cannot determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees under the 2023 Plan.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE 2023 EQUITY Incentive Plan.

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PROPOSAL NO. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are providing our stockholders an opportunity to cast a separate advisory vote on the compensation paid to our executive officers as disclosed in this proxy statement.

The Company has designed its executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term stockholder value. Substantially all of the Company’s executive compensation during the last several years had been paid pursuant to employment agreements. See “Executive Compensation” above.

This advisory vote, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to vote on the compensation of our executive officers through the following resolution:

“RESOLVED, that the stockholders of Predictive Oncology Inc., approve the compensation of its executive officers as described in the proxy statement for its 2023 Annual Meeting.”

Under the Dodd-Frank Act, your vote on this matter is advisory and will therefore not be binding upon the Board of Directors. However, the Compensation Committee of the Board will take the outcome of the vote into account when determining further executive compensation arrangements.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 14, 2023 (except where otherwise indicated) for:

•	each person, or group of affiliated persons, who are known by us to beneficially own more than 5% of the outstanding shares of common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of the current directors and executive officers as a group.

The number of shares owned, total shares beneficially owned, and the percentage of common stock beneficially owned below assumes 4,063,081 shares of our common stock outstanding on November 14, 2023. On April 24, 2023, we effected a 1-for-20 reverse stock split. All share amounts have been retroactively restated to reflect the reverse split.

Beneficial ownership is determined under SEC rules and includes sole or shared power to vote or dispose of shares of Company common stock. The number and percentage of shares beneficially owned by a person or entity also include shares of common stock subject to stock options that are currently exercisable or become exercisable within 60 days of November 14, 2023. However, these shares are not deemed to be outstanding for the purpose of computing the percentage of shares beneficially owned of any other person or entity. Except as indicated in footnotes to the table below or, where applicable, to the extent authority is shares by spouses under community property laws, the beneficial owners named in the table have, to our knowledge, sole voting and dispositive power with respect to all shares of common stock shown to be beneficially owned by them.

Unless otherwise indicated, the address for each stockholder listed is: 91 43rd Street, Suite 110, Pittsburgh, Pennsylvania, 15201.

	Amount and Nature of	Percent
	Beneficial	of
Name of Beneficial Owner(1)	Ownership	Class
Directors and Named Executive Officers
Raymond Vennare	7,122	*
J. Melville Engle(2)	27,092	*
Bob Myers (3)	7,094	*
Chuck Nuzum (4)	28,652	*
Gregory St. Clair (5)	19,266	*
Daniel Handley (6)	16,307	*
Nancy Chung-Welch(7)	18,974	*
Matthew Hawryluk	7,135	*
Veena Rao	5,849	*
All directors and executive officers as a group (9 persons) (8)	140,137	3.44%

*	Less than 1%.

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1.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (1) voting power, which includes the power to vote, or to direct the voting of shares; and (2) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

2.	Includes 6,257 shares issuable upon exercise of stock options exercisable within 60 days of November 14, 2023.
3.	Includes 2,278 shares issuable upon exercise of stock options exercisable within 60 days of November 14, 2023.
4.	Includes 2,014 shares issuable upon exercise of stock options exercisable within 60 days of November 14, 2023.
5.	Includes 1,332 shares issuable upon exercise of stock options exercisable within 60 days of November 14, 2023.
6.	Includes 1,642 shares issuable upon exercise of stock options exercisable within 60 days of November 14, 2023.
7.	Includes 2,014 shares issuable upon exercise of stock options exercisable within 60 days of November 14, 2023.
8.	Includes 15,912 shares issuable upon exercise of stock options exercisable within 60 days of November 14, 2023.

FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO THE COMPANY’S SECRETARY AT 91 43RD STREET, SUITE 110, PITTSBURGH, PENNSYLVANIA 15201.

OTHER MATTERS

The Board of Directors and management know of no other matters that will be presented for consideration at the Annual Meeting. However, since it is possible that matters of which the Board and management are not now aware may come before the meeting or any adjournment of the meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

OTHER INFORMATION

Additional Information

The Company’s reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website, www.predictive-oncology.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Our Audit Committee Charter, Nominating and Governance Committee Charter, and Compensation Committee Charter are also available at our website, as described above.

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By Order of the Board of Directors

/s/ Raymond Vennare

Raymond Vennare
Chief Executive Officer

Pittsburgh, Pennsylvania

December 5, 2023

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APPENDIX A

PREDICTIVE ONCOLOGY INC.

2023 EQUITY INCENTIVE PLAN

Effective , 2023

TABLE OF CONTENTS

Page

1. Purpose	1
2. Administration	1
3. Eligible Participants	1
4. Types of Incentives	1
5. Shares Subject to the Plan	1
5.1. Number of Shares	1
5.2. Cancellation	1
5.3. Type of Common Stock	2
5.4. Limitation on Awards Granted to Non-Employee Directors	2
6. Stock Options	2
6.1. Price	2
6.2. Number	2
6.3. Duration and Time for Exercise	2
6.4. Manner of Exercise	2
6.5. Incentive Stock Options	2
7. Stock Appreciation Rights	3
7.1. Price	3
7.2. Number	3
7.3. Duration	3
7.4. Exercise	3
7.5. Issuance of Shares Upon Exercise	4
8. Stock Awards, Restricted Stock and Restricted Stock Units	4
8.1. Number of Shares	4
8.2. Sale Price	4
8.3. Restrictions	4
8.4. Enforcement of Restrictions	5
8.5. End of Restrictions	5
8.6. Rights of Holders of Restricted Stock and Restricted Stock Units	5
8.7. Settlement of Restricted Stock Units	5
8.8. Dividend Equivalents	5

9. Performance Awards	5
10. General	5
10.1. Plan Effective Date; Termination of Plan	5
10.2. Non-transferability of Incentives	6
10.3. Effect of Termination or Death	6
10.4. Restrictions under Securities Laws	6
10.5. Adjustment	6
10.6. Incentive Plans and Agreements	6
10.7. Withholding	7
10.8. No Continued Employment, Engagement or Right to Corporate Assets	7
10.9. Payments Under Incentives	7
10.10. Amendment of the Plan	7
10.11. Amendment of Agreements for Incentives; No Repricing	7
10.12. Vesting Upon Change In Control	7
10.13. Sale, Merger, Exchange or Liquidation	8
10.14. Definition of Fair Market Value	9
10.15. Definition of Grant Date	10
10.16. Compliance with Code Section 409A	10
10.17. Prior Plan	11
10.18. Clawback/Recovery	11

PREDICTIVE ONCOLOGY INC.
2023 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of the 2023 Equity Incentive Plan (the “Plan”) of Predictive Oncology Inc. (the “Company”) is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2. Administration. The Plan shall be administered by the board of directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. Each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (b) shall be independent directors under listing rules of The Nasdaq Stock Market or, if the Company is no longer listed on The Nasdaq Stock Market, then any national securities exchange on which the Company’s common stock may be listed. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors.

3. Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); restricted stock units (Section 8) and performance awards (Section 9). Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

5. Shares Subject to the Plan.

5.1 Number of Shares. Subject to adjustment as provided in Section 10.5, The maximum number of Shares available for issuance under this Plan shall not exceed (i) 1,250,000, which number includes the number of Shares remaining available for issuance under the Prior Plan as of the Effective Date (as defined in Section 10.1) but not subject to outstanding awards as of the Effective Date; plus (ii), as contemplated in Section 5.2, the number of Shares subject to awards outstanding under the Prior Plan as of the Effective Date but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such Shares after the Effective Date. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Shares of Common Stock that are issued under the Plan or are subject to Incentives awarded under the Plan will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2 Cancellation. If an Incentive granted under the Plan or under the Prior Plan expires or is terminated or canceled unexercised as to any shares of Common Stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another Incentive. If any Shares subject to an Incentive granted under the Plan or under the Prior Plan are withheld or applied as payment in connection with the exercise of an Incentive (including the withholding of Shares on the exercise of a stock option or the exercise of an SAR that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall not again be available for grant under the Plan.

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5.3 Type of Common Stock. Common Stock issued under the Plan in connection with Incentives will be authorized and unissued shares.

5.4 Limitation on Awards Granted to Non-Employee Directors. No member of the Board of Directors who is not also an employee of the Company may be granted any Incentive or Incentives that exceed in the aggregate $100,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year (provided that service solely as a director, or payment of a fee for such services, will not cause a director to be considered an “employee” for purposes of this Section 5.4). The foregoing limit shall not apply to any Incentive made pursuant to any election by the directors, if permitted by the Committee, to receive an Incentive in lieu of all or a portion of annual and committee cash retainers and meeting fees.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1 Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.5. Notwithstanding the foregoing sentence, the option price per share shall not be less than the Fair Market Value (as defined in Section 10.14) of the Common Stock on the Grant Date (as defined in Section 10.15).

6.2 Number. The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 10.5. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option.

6.3 Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.2, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the first sentence of this paragraph, the Committee may extend the term of any stock option to the extent provided in Section 10.3.

6.4 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 10.7, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Before the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Code Section 422):

(a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

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(b) Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d) Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the Grant Date.

(e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the Grant Date.

(f) If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the Grant Date and (ii) such Incentive Stock Options shall expire no later than five years after the Grant Date.

7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1 Price. The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 10.5. Notwithstanding the foregoing sentence, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Grant Date.

7.2 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.5. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option.

7.3 Duration. Subject to earlier termination as provided in Section 10.2, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR. Subject to the first sentence of this paragraph, the Committee may extend the term of any SAR to the extent provided in Section 10.3.

7.4 Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.5.

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7.5 Issuance of Shares Upon Exercise. The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.5); by

(b) the Fair Market Value of a share of Common Stock on the exercise date.

No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8. Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, with or without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. Restricted stock units represent the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards, the transfer or sale of restricted stock and restricted stock units shall be subject to the following terms and conditions:

8.1 Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Committee.

8.2 Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3 Restrictions. All shares of restricted stock transferred or sold by the Company hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) re-sell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment, service on the Board of Directors or consulting engagement during any period in which such shares are subject to restrictions; and

(c) such other conditions or restrictions as the Committee may deem advisable.

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8.4 Enforcement of Restrictions. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock or restricted stock units shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. At the Committee’s election, shares of restricted stock may be held in book entry form subject to the Company’s instructions until any restrictions relating to the restricted stock grant lapse.

8.5 End of Restrictions. Subject to Section 10.4, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. Subject to Section 10.4, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

8.6 Rights of Holders of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

8.7 Settlement of Restricted Stock Units. Restricted stock units may be satisfied by delivery of shares of stock, cash equal to the Fair Market Value of the specified number of shares covered by the restricted stock units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

8.8 Dividend Equivalents. In connection with any award of restricted stock units, the Committee may grant the right to receive cash, shares of stock or other property equal in value to dividends paid with respect to the number of shares represented by the restricted stock units (“Dividend Equivalents”). Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any award of restricted stock units shall be either (a) paid with respect to such restricted stock units at the dividend payment date in cash or in shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such restricted stock units and the amount or value thereof automatically deemed reinvested in additional restricted stock units until the time for delivery of shares (if any) pursuant to the terms of the restricted stock unit award.

9. Performance Awards. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee (such an Incentive is referred to as a “Performance Award”). The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to change the amounts payable under any Incentive subject to performance conditions.

10. General.

10.1 Plan Effective Date; Termination of Plan. This Plan shall become effective following (i) the date of its approval by the Board and (ii) its approval by stockholders of the Company within twelve months after such adoption (the “Effective Date”). Unless earlier terminated by the Board and subject to any extension that may be approved by stockholders, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated termination date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

5

10.2 Non-transferability of Incentives. No stock option, SAR, restricted stock or stock award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options (other than stock options intended to qualify as Incentive Stock Options pursuant to Section 6.5) may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 10.2.

10.3 Effect of Termination or Death. If a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee; provided, however, the term of an Incentive may not be extended beyond the term originally prescribed when the Incentive was granted, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A, including the rules and regulations promulgated thereunder (together, “Code Section 409A”); and provided further that the term of an Incentive may not be extended beyond the maximum term permitted under this Plan.

10.4 Restrictions under Securities Laws. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.5 Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.6 Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

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10.7 Withholding.

(a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. If so permitted by the Committee at the time of the award of any Incentive or at a later time, at any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made before the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.8 No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.9 Payments Under Incentives. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 10.16, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Code Section 409A.

10.10 Amendment of the Plan. The Board of Directors may amend, alter, suspend, or discontinue the Plan at any time. However, no such amendment, alteration, suspension, or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

10.11 Amendment of Agreements for Incentives; No Repricing. Except as otherwise provided in this Section 10.11 or Section 10.16, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR, no such amendment shall (a) without shareholder approval, lower the exercise price of a previously granted stock option or SAR, cancel a stock option or SAR when the exercise price per share exceeds the Fair Market Value of the underlying shares in exchange for another Incentive or cash, or take any other action with respect to a stock option that may be treated as a repricing under the federal securities laws or generally accepted accounting principles; or (b) extend the term of the Incentive, except as provided in Sections 10.3 and 10.16.

10.12 Vesting Upon Change in Control. Upon the occurrence of an event satisfying the definition of “Change in Control” with respect to a particular Incentive, unless otherwise provided in the agreement for the Incentive, such Incentive shall become vested and all restrictions shall lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement for an Incentive as it may deem desirable. For purposes of this Section 10.12, “Change in Control” means the occurrence of any one or more of the following:

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(a) a merger, consolidation, statutory exchange or reorganization approved by the Company’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(b) any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) under the 1934 Act, as amended (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) thirty percent (30%) or more of the total combined voting power of the securities (determined by the power to vote with respect to the elections of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s shareholders;

(c) there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or

(d) individuals who, on the Effective Date, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (i) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Incentives subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply); and (ii) a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (b) solely as the result of a repurchase or other acquisition of securities by Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of Voting Securities beneficially owned by any person to thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities; provided, however, that if any person referred to in this clause (ii) shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from Company) and immediately thereafter beneficially owns thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (b).

10.13 Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

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(a) providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately before such transaction (with appropriate adjustment for the exercise price, if any), (ii) SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately before such transaction, and (iii) any Incentive under the Employment Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

(b) providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days before the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(c) providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(d) to the extent that the vesting of any Incentives is not accelerated pursuant to Section 10.12, providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board of Directors may restrict the rights of participants or the applicability of this Section 10.13 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.14 Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(a) If such shares are listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange on the applicable date. If such U.S. securities exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange.

(b) If such shares are publicly traded but are not listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the trading price of a share of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

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(c) If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate. The valuation shall be accomplished in a manner that complies with Code Section 409A and shall be consistently applied to Incentives under the Plan.

10.15 Definition of Grant Date. For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award or, if later, the date established by the Committee as the date of grant of the Incentive.

10.16 Compliance with Code Section 409A.

(a) Except to the extent such acceleration or deferral is permitted by the requirements of Code Section 409A, neither the Committee nor a participant may accelerate or defer the time or schedule of any payment of, or the amount scheduled to be paid under, an Incentive that constitutes Deferred Compensation (as defined in paragraph(d) below); provided, however, that payment shall be permitted if it is in accordance with a “specified time” or “fixed schedule” or on account of “separation from service,” “disability,” death, “change in control” or “ unforeseeable emergency” (as those terms are defined under Code Section 409A) that is specified in the agreement evidencing the Incentive.

(b) Notwithstanding anything in this Plan, unless the agreement evidencing the Incentive specifically provides otherwise, if a participant is treated as a Specified Employee (as defined in paragraph (d) and as determined under Code Section 409A by the Committee in good faith) as of the date of his or her “separation from service” as defined for purposes of Code Section 409A, the Company may not make payment to the participant of any Incentive that constitutes Deferred Compensation, earlier than 6 months following the participant’s separation from service (or if earlier, upon the Specified Employee’s death), except as permitted under Code Section 409A. Any payments that otherwise would be payable to the Specified Employee during the foregoing 6-month period will be accumulated and payment delayed until the first date after the 6-month period. The Committee may specify in the Incentive agreement, that the amount of the Deferred Compensation delayed under this paragraph shall accumulate interest, earnings or Dividend Equivalents (as applicable) during the period of such delay.

(c) The Committee may, however, reform any provision in an Incentive that is intended to comply with (or be exempt from) Code Section 409A, to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A.

(d) For purposes of this Section 10.16, “Deferred Compensation” means any Incentive under this Plan that provides for the “deferral of compensation” under a “nonqualified deferred compensation plan” (as those terms are defined under Code Section 409A) and that would be subject to the taxes specified in Code Section 409A(a)(1) if and to the extent that the Plan and the agreement evidencing the Incentive do not meet or are not operated in compliance with the requirements of paragraphs (a)(2), (a)(3) and (a)(4) of Code Section 409A . Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Code Section 409A. A “Specified Employee” means a Participant who is a “key employee” as described in Code Section 416 (i) (disregarding paragraph (5) thereof) at any time during the Company’s fiscal year ending on January 31, or such other “identification date” that applies consistently for all plans of the Company that provide “deferred compensation” that is subject to the requirements of Code Section 409A. Each participant will be identified as a Specified Employee in accordance with Code Section 409A, including with respect to the merger of the Company with any other company or any spin-off or similar transaction, and such identification shall apply for the 12-month period commencing on the first day of the fourth month following the identification date. Notwithstanding the foregoing, no participant shall be a Specified Employee unless the stock of the Company (or other member of a “controlled group of corporations” as determined under Code Section 1563) is publicly traded on an established securities market (or otherwise) as of the date of the participant’s “separation from service” as defined in Code Section 409A.

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10.17 Prior Plan. Notwithstanding the adoption of this Plan by the Board of Directors and its approval by the shareholders, the Company’s 2012 Amended and Restated Stock Incentive Plan, as it has been amended from time to time (the “Prior Plan”), shall remain in effect, and all grants and awards made under the Prior Plan shall be governed by the terms of the Prior Plan. From and after the Effective Date, no further grants and awards shall be made under the Prior Plan.

10.18 Clawback/Recovery. The awards granted under this Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law or regulation, any of which could in certain circumstances require reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition of awards or any shares of Common Stock or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

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PREDICTIVE ONCOLOGY INC.

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 28, 2023

THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond Vennare and Josh Blacher, and each of them as proxies, each with full power of substitution, and authorizes them to represent and to vote all the shares of capital stock of Predictive Oncology Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders and any adjournments or postponement thereinafter specified upon the proposals listed and as more particularly described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED IT WILL BE VOTED “FOR” THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3, AND 4, AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS PROPERLY COMES BEFORE THE MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifying the Company’s Corporate Secretary at the Annual Meeting of the undersigned’s decision to revoke this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Company’s Corporate Secretary at the address set forth on the Notice of Annual Meeting, by voting via the Internet at a later time or by submitting a signed, later-dated proxy prior to a vote being taken on a proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, the Proxy Statement for the Annual Meeting, and the Annual Report on Form 10-K.

Please complete, sign and date this proxy and return it promptly in the enclosed envelope.

The Board of Directors unanimously recommends a vote “FOR” the director nominees and “FOR” proposals 2, 3, and 4.

1.       Elect three Class I Directors

	FOR	WITHHOLD
1. Gregory S. St. Clair, Sr.	☐	☐
2. Nancy Chung-Welch, Ph.D.	☐	☐
3. Matthew J. Hawryluk, Ph.D.	☐	☐

2.       Ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

3.       Vote on a proposal to approve the 2023 Equity Incentive Plan.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

4.       Vote on a non-binding advisory resolution to approve compensation of the Company’s executive officers.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

Date: ______________________

Signature of Stockholder: _________________________

Signature of Stockholder: _________________________

NOTE: Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

VOTING INSTRUCTIONS ON REVERSE SIDE

Voting Instructions

You may vote your proxy in the following ways:

☐ Via Internet:

☐ Login to http://www.annualgeneralmeetings.com/poai2023/
☐ Enter your control number (12 digit number located below)

☐ Via Mail:

Pacific Stock Transfer Company
c/o Proxy Department

6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern Time, on December 27, 2023.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.